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                                                                   EXHIBIT 99.5

               FIRST AMENDMENT TO STANDARD TERMS AND PROVISIONS OF
                          SALE AND SERVICING AGREEMENT

     THIS FIRST AMENDMENT TO STANDARD TERMS AND PROVISIONS OF SALE AND SERVICING AGREEMENT AGREEMENT (this "Amendment") is entered into as of this 30th day of August, 2006, between RESIDENTIAL FUNDING CORPORATION, as seller and master servicer (the "Company") and LUMINENT MORTGAGE CAPITAL, INC., MERCURY MORTGAGE FINANCE STATUTORY TRUST and MAIA MORTGAGE FINANCE STATUTORY TRUST, as the initial owner (the "Initial Owners").

                                    RECITALS

     WHEREAS, the Company and the Initial Owners are parties to that certain Standard Terms and Provisions of Sale and Servicing Agreement, dated as of March 30, 2006 (the "Existing Agreement", and the Existing Agreement, as amended by this Amendment, the "Amended Agreement"); and

     WHEREAS, each of the Company and the Initial Owners desire to amend the Existing Agreement as more specifically set forth herein.

     NOW THEREFORE, the Company and the Initial Owners hereby agree as follows:

     1. The definition of "Monthly Advance" is hereby amended and restated to read in its entirety as follows:

          "Monthly Advance: The aggregate of the advances made by the Company with respect to any Remittance Date pursuant to Section 4.03, the amount of any such Monthly Advance being equal to the aggregate of the principal portion of such Monthly Payments on the Mortgage Loans which were due on the related Due Date but extended pursuant to Section 3.03 or delinquent (in whole or in part) as of the close of business on the Business Day next preceding the related Remittance Date, plus the interest portion of such Monthly Payments adjusted to the related Mortgage Loan Remittance Rates, and less the amount of any advances which the Company has determined would constitute Nonrecoverable Monthly Advances, if made; provided, however, that, with respect to any Pay Option ARM Mortgage Loan, the amount of any such Monthly Advance shall be equal to the Minimum Monthly Payment on such Pay Option ARM Mortgage Loan which was due on the related Due Date but extended pursuant to Section 3.03 or delinquent (in whole or in part) as of the close of business on the Business Day next preceding the related Remittance Date, less the amount of such advance which the Company has determined would constitute a Nonrecoverable Monthly Advance if made."

     2. Except as expressly set forth herein, the Existing Agreement remains unmodified and in full force and effect. After the date hereof, all references in the Amended Agreement to "this Agreement", "hereof", "herein" or words of similar effect shall be deemed to be references to the Amended Agreement.

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     3. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     4. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its officer thereunto duly authorized as of the date first above written.

                                        RESIDENTIAL FUNDING CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        LUMINENT MORTGAGE CAPITAL, INC.,


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        MERCURY MORTGAGE FINANCE STATUTORY TRUST


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        MAIA MORTGAGE FINANCE STATUTORY TRUST


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: